SUBSEQUENT EVENTS SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Disclosure of events after reporting period [Abstract]
Disclosure of events after reporting period [text block]
NOTE 37.  SUBSEQUENT EVENTS

(a)	Acquisition of DCI Data Centers
On January 4, 2019, Brookfield Infrastructure, alongside institutional partners (the “DCI consortium”), acquired an effective 29% interest in DCI Data Centers (“DCI”), for total consideration of $78 million (DCI consortium total of $272 million). The acquisition was funded through equity of $48 million (DCI consortium total of $166 million) and the remainder with asset level debt raised on closing.
On closing, Brookfield Infrastructure entered into a voting agreement with an affiliate of Brookfield, providing Brookfield Infrastructure the right to direct the relevant activities of the entity, thereby providing Brookfield Infrastructure with control. Accordingly, Brookfield Infrastructure will consolidate the entity effective January 4, 2019. At the date of the acquisition, Brookfield Infrastructure recognized $276 million of total assets, primarily related to property, plant and equipment and goodwill, and $4 million of total liabilities. Non-controlling interest, reflecting the fair value of the portion of the business not acquired by Brookfield Infrastructure, of $194 million was also recognized.
Due to the recent closing of the acquisition, the initial purchase price accounting for the business combination is not available as at the date of issuance of these consolidated financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain classes of assets acquired and liabilities assumed and has not disclosed the pro-forma revenue and net income attributable to the partnership as if the acquisition had been effective January 1, 2018.

(b)	Partial disposition of our interest in the Chilean toll road business
On February 7, 2019, Brookfield Infrastructure sold a 17% interest in its Chilean toll road business for total consideration of approximately $195 million. A gain is anticipated to be recognized directly in equity and Brookfield Infrastructure will retain control over the business subsequent to the sale.